               Action by Written Consent of General Partners of
                              PIMCO Advisors L.P.

     This Action by Written Consent of the General Partners of PIMCO Advisors L.P. (this "Consent") is made by PIMCO Advisors Holdings L.P., a Delaware limited partnership ("Holdings"), and PIMCO Partners, G.P., a California general partnership ("PGP" and together with Holdings the "General Partners"), as the General Partners of PIMCO Advisors L.P., a Delaware limited partnership ("Advisors"), effective as of September __, 1999 (the "Effective Date").

     WHEREAS, PGP and Holdings are the General Partners of Advisors (as such term is defined in the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. (the "Partnership Agreement"), all capitalized terms used herein and not otherwise defined having the meanings set forth in the Partnership Agreement); and

     WHEREAS, pursuant to Section 10.2(a) of the Partnership Agreement, the General Partners have the power to constitute a board or committee and delegate any and all delegable powers of the General Partners to such board or committee and to revise or revoke any such constitution and delegation; and

     WHEREAS, on November 28, 1997, the General Partners in a written action (the "Delegation") constituted a management board (the "Management Board") and delegated to the Management Board all of the General Partners' rights, powers and duties to manage and control the business and affairs of Advisors, except the rights, powers and duties enumerated in Section 10.2(a) of the Partnership Agreement; and

     WHEREAS, the General Partners desire to revise the Delegation and revoke the power of the Management Board to approve or to take any action with respect to any transaction or series of transactions: (i) involving a merger or consolidation of Advisors with any other Business Entity, (ii) involving any sale of all or substantially all of the assets of Advisors, (iii) involving the exchange of all or substantially all of the outstanding units in Advisors, or
(iv) which results in a change of control of Advisors, or (v) to which Advisors or its partners are a party which results or is expected to result in neither Advisors nor either of its General Partners being a Public Company;

     NOW, THEREFORE, BE IT RESOLVED, that the Delegation be, and hereby is, revised to revoke from the Management Board the rights, powers and duties to approve or take any action with respect to any transaction or series of transactions: (i) involving a merger or consolidation of Advisors with any other Business Entity, (ii) involving any sale of all or substantially all of the assets of Advisors, (iii) involving the exchange of all or substantially all of the outstanding units in Advisors, (iv) which results in a change of control of Advisors, or (v) to which Advisors or its partners are a party which results or is expected to result in neither Advisors nor either of its General Partners being a Public Company;

     RESOLVED FURTHER, that the Delegation, as revised by this Consent, is hereby effective;

     RESOLVED FURTHER, that the General Partners shall cause prompt notice of such actions to be given to the Management Board.

     IN WITNESS WHEREOF, the General Partners have caused this Consent to be executed as of the date first set forth above.

     Executed in Newport Beach, California on September 21, 1999.

     PIMCO PARTNERS, G.P.

     By:  PIMCO PARTNERS, LLC,
          a California limited liability company,
          General Partner

          By:    /s/ WILLIAM S. THOMPSON
                 -----------------------
                 William S. Thompson
          Title: Chief Executive Officer
                 -----------------------

     By:  PIMCO HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By:_______________________
                    Title:____________________


                    By:  /s/ KHANH T. TRAN
                         -----------------
                         Khanh T. Tran, Chief Financial Officer

                    By:  /s/ AUDREY MILFS
                         -----------------
                         Audrey Milfs, Secretary

     PIMCO ADVISORS HOLDINGS L.P.

     By:  PIMCO PARTNERS, G.P.,
          a California general partnership,
          General Partner

          By:  PIMCO PARTNERS, LLC,
               a California limited liability company,
               General Partner

               By:  /s/ WILLIAM S. THOMPSON
                    -------------------------
                    William S. Thompson
               Title: Chief Executive Officer
                      -----------------------

          By:  PIMCO HOLDING LLC,
               a Delaware limited liability company,
               General Partner

               By:  PACIFIC ASSET MANAGEMENT LLC,
                    a Delaware limited liability company
                    Member

                    By:_______________________
                    Title:____________________


               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By:  /s/ KHANH T. TRAN
                         -----------------
                         Khanh T. Tran, Chief Financial Officer

                    By:  /s/ AUDREY MILFS
                         ----------------
                         Audrey Milfs, Secretary

                                       3